Microsoft Word 11.0.8026;013f77I): Terms of New of Amended Securities

         The Prospectus and Statement of Additional Information relating to Goldman Sachs Trust's Tennessee Municipal Fund as filed with the Securities and Exchange Commission April 11, 2006 pursuant to Rule 497 under the Securities Act of 1933 (Accession No. 0000950123-06-004522) are incorporated herein by reference.